Goodwill (Details)	12 Months Ended
Dec. 31, 2020
Disclosure of goodwill [text block] [Abstract]
Impairment of Goodwill, description	the US subsidiaries CGU book value was higher than its value in use calculations based on a cash flow projection covering a budget for a three-year period up to December 31, 2023, and thereafter a steady growth. Therefore, an impairment was recorded. The assumptions used in the 2020 impairment valuation was: 19% discount rate, gross margin was 60%, operating margin was 7%, EBITDA margin was 11.5%, and growth rate was 0.8%. The growth rate and EBITDA margin assumptions apply only to the period beyond the budgeted period with the value in use calculation based on an extrapolation of the budgeted cash flows for year 4.